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                                AMENDMENT NO. 13

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); A I M Distributors, Inc., a Delaware corporation ("AIM"); Transamerica Life Insurance Company (formerly, PFL Life Insurance Company), an Iowa life insurance company ("LIFE COMPANY") and AFSG SECURITIES CORPORATION, a Pennsylvania corporation ("UNDERWRITER"), is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS
AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund(1)
AIM V.I. High Yield Fund(1)
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund(2)
AIM V.I. Small Cap Equity Fund
AIM V.I. Core Stock Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Leisure Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund(1)
AIM V.I. Total Return Fund
AIM V.I. Utilities Fund(1)

SEPARATE ACCOUNTS UTILIZING THE FUNDS

-    Retirement Builder Variable Annuity Account

-    Legacy Builder Variable Life Separate Account

-    PFL Variable Life Account A

-    Separate Account VA A

-    PFL Corporate Account One (1940 Act Exclusion)

-    Separate Account VA B

-    Separate Account VA C

-    Separate Account VA D

-    Separate Account VA F

-    Separate Account VA I

-    Separate Account VA J

-    Separate Account VA-K

-    Separate Account VA L

-    Separate Account VA P

-    Retirement Builder Variable Annuity Account

-    Separate Account VA Q

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-    Separate Account VA R

-    Separate Account VA S

-    Separate Account VA X

CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

- Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under marketing names: "Retirement Income Builder II Variable Annuity" and "Portfolio Select Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. WL851 136 58 699 under the marketing name "Legacy Builder Plus"

- Transamerica Life Insurance Company Policy Form No. APUL0600 699 under the marketing name "Variable Protector"

- Transamerica Life Insurance Company Policy Form No. AV337 101 100397 under the marketing name "The Atlas Portfolio Builder Variable Annuity" Advantage V, Variable Universal Life Policy (1933 Act Exempt) - WL 712 136 84 798 (may vary by state)

- Transamerica Life Insurance Company Policy Form No. AV720 101 148 102 under the marketing name "Transamerica Landmark Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV400 101 107 198 under the marketing name "Transamerica Freedom Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV710 101 147 102 under the marketing name "Transamerica EXTRA Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV474 101 122 1099 under the marketing name "Transamerica Access Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name "Premier Asset Builder Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name "Principal-Plus Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AVI 200 1 0100 under the marketing name "Immediate Income Builder II"

- Transamerica Life Insurance Company policy Form No. AV721 101 149 1001 under the marketing name "Retirement Income Builder - BAI Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV721 101 149 1001 under the marketing name "Transamerica Preferred Advantage Variable Annuity"

- Transamerica Life Insurance Company Policy Form No. AV721 101 149 1001 under the marketing names: "Transamerica Opportunity Builder" and Transamerica Traditions

- Transamerica Life Insurance Company Policy Form No. AV288 101 95 796 under the marketing name Portfolio Select Variable Annuity

-    Transamerica Life Insurance Company Policy Form No. AV864 101 165 103

-    Transamerica Life Insurance Company Policy Form No. AV1025 101 178 903

- Transamerica Life Insurance Company Policy Form No. AV865 101 167 103 under the marketing name "Huntington Allstar Select"

- Transamerica Life Insurance Company Policy Form No. AV1025 101 178 903 under the marketing name "Transamerica Principium Advisor"

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


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Effective date: September 1, 2005

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge             By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim A. Coppedge                   Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Kathy Mullarkey             By: /s/ Priscilla I. Hechler
        -----------------------------       ------------------------------------
Name: Kathy Mullarkey                   Name: Priscilla I. Hechler
Title: Compliance Coordinator           Title: Assistant Secretary


                                        AFSG SECURITIES CORPORATION


Attest: /s/ Kathy Mullarkey             By: /s/ Priscilla I. Hechler
        -----------------------------       ------------------------------------
Name: Kathy Mullarkey                   Name: Priscilla I. Hechler
Title: Compliance Coordinator           Title: Assistant Vice President and
                                               Assistant Secretary


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